EXHIBIT 10.2

AMENDMENT AGREEMENT

by and among

ABG-JUICY LLC,

and

FIFTH & PACIFIC COMPANIES, INC.,

and

JUICY COUTURE, INC.

Dated as of November 6, 2013

AMENDMENT AGREEMENT

AMENDMENT AGREEMENT (this “Amendment Agreement”), dated as of November 6, 2013, by and among ABG-Juicy LLC, a Delaware limited liability company (“ABG-Juicy”), Fifth & Pacific Companies, Inc., a Delaware corporation (“F&P”) and Juicy Couture, Inc., a California corporation (“JCI”) (each, a “Party” and together, the “Parties”).

RECITALS

WHEREAS, the Parties entered into that certain purchase agreement dated October 7, 2013 (the “Purchase Agreement”) pursuant to which ABG-Juicy agreed to purchase from JCI (i) the Company Shares and (ii) the Juicy Global IP Assets, in each case, on the terms and subject to the conditions set forth in the Purchase Agreement;

WHEREAS, the Parties have agreed that after giving effect to the Pre-Closing Transactions, the Company will hold all of the Juicy IP Assets, including the Juicy Global IP Assets, and at Closing, ABG-Juicy will no longer purchase the Juicy Global IP Assets from JCI; and

WHEREAS, the Parties desire to amend the Purchase Agreement such that at Closing ABG-Juicy will only purchase the Company Shares from JCI, and for certain other purposes as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1                     DEFINITIONS

Unless otherwise defined in this Amendment Agreement, capitalized terms, words and expressions used in this Amendment Agreement shall have the meanings and constructions ascribed to them in the Purchase Agreement.

2                     AMENDMENT

The Parties further agree that:

(i) Section 2.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following text:

Reserved.

(ii) Section 2.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following text:

Purchase and Sale of the Company Shares. Upon the terms and subject to the conditions of this Agreement, the Buyer agrees to purchase from JCI, and JCI shall, and the Seller agrees to cause JCI to, sell to the Buyer, all of the Company Shares (the “Stock

1

Purchase”) at the closing of the transactions contemplated hereby (the “Closing”) for the consideration specified in Section 2.3 free and clear of all Liens.

(iii) Exhibit A to the Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment Agreement.

(iv) Exhibit B to the Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit B to this Amendment Agreement.

(v) The Seller Disclosure Letter is hereby modified to incorporate the addendum set forth on Exhibit C to this Amendment Agreement, as though such Exhibit C had been delivered concurrently with the execution of the Purchase Agreement.

3                     EFFECT OF THIS AMENDMENT AGREEMENT

The Parties agree that the terms of the Purchase Agreement, as amended by this Amendment Agreement, including for the avoidance of doubt all rights, warranties and undertakings, shall remain in full force and effect and all references in the Purchase Agreement to “the Agreement”, “herein”, “hereof”, “hereunder” and other similar expressions shall, unless the context requires otherwise, be read and construed as a reference to the Purchase Agreement as amended by this Amendment Agreement.

4                     GENERAL

Section 7.1 and Article XI of the Purchase Agreement shall form part of this Amendment Agreement as if expressly incorporated into it, save that references to “this Agreement” shall be construed as references to this Amendment Agreement.

This Amendment Agreement, and any dispute, claim, legal action, suit, proceeding or controversy (whether in contract or tort) arising out of or relating to this Amendment Agreement, or the negotiation, execution or performance of this Amendment Agreement (including any cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Amendment Agreement or as an inducement to enter this Amendment Agreement), shall be governed by, and construed in accordance with, the Laws of the State of New York, without regard to conflict of law principles thereof.

[Signature page follows]

2

IN WITNESS WHEREOF, this Amendment Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Amendment Agreement as of the date first written above.

ABG-JUICY LLC

By:	/s/ Jamie Salter
Name: Jamie Salter
Title: Chief Executive Officer

FIFTH & PACIFIC COMPANIES, INC.

By:	/s/ Nicholas Rubino
Name: Nicholas Rubino
Title: Senior Vice President, Chief Legal Officer, General Counsel and Secretary

JUICY COUTURE, INC.

By:	/s/ Nicholas Rubino
Name: Nicholas Rubino
Title: Senior Vice President, Chief Legal Officer, General Counsel and Secretary

[Signature Page to Stock Purchase Agreement]